SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 10, 2004


                           CHROMCRAFT REVINGTON, INC.
                           --------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                       1-13970                  35-1848094
----------------------------     ------------------------       -------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


    1100 North Washington Street
          Delphi, Indiana                                            46923
----------------------------------------                           ----------
(Address of Principal Executive Offices)                           (Zip Code)


                                 (765) 564-3500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under such Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into any filings of Chromcraft Revington, Inc. (the "Registrant") under the Securities Act of 1933.

Item 12.  Results of Operations and Financial Condition

     On February 10, 2004, the Registrant issued the news release attached hereto as Exhibit 99.1.





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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CHROMCRAFT REVINGTON, INC.
                                              (Registrant)


Date:  February 10, 2004                      By: /s/ Frank T. Kane
                                                  ----------------------------
                                                  Vice President-Finance and
                                                  Chief Financial Officer











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

                                INDEX TO EXHIBITS


Exhibit No.             Description
-----------             -----------

99.1                    News Release of the Registrant, dated February 10, 2004.



















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